Exhibit 10.33(h)

AMENDMENT NUMBER TEN
to the
Warehouse Loan and Security Agreement
Dated as of February 10, 2000
as Amended and Restated to and including March 21, 2002
among
AAMES CAPITAL CORPORATION
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

        This AMENDMENT NUMBER TEN is made this 4th day of March, 2004, among AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including March 21, 2002, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement to permit certain mortgage loans to become subject to the terms of the Agreement, as further provided herein, that have been repurchased by the Borrower from whole loan transfers or pass-through transfers: (1) as a result of a first or early payment default or (2) due to document deficiencies;

        WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and are not in default under the Agreement; and

        WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by deleting sub-clauses (C) and (D) to the definition of Applicable Collateral Percentage and replacing them with the following:

(C) in the case of Eligible Mortgage Loans which secure Tranche D Advances, 75%; and

(D) in the case of Eligible Mortgage Loans which secure Tranche E Advances, 50%.

        SECTION 2. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by deleting the definition of Applicable Margin and replacing it with the following:

     “Applicable Margin” shall mean, with respect to Advances that are Tranche A Advances, Tranche B Advances, Tranche C Advances, Tranche D Advances and Tranche E Advances the applicable rate per annum set forth below:

Tranche A Advances: (a) 0.95% for any date on which the aggregate outstanding amount of Tranche A Advances plus Tranche C Advances is equal to or greater than $100,000,000, and (b) otherwise, 1.50%

Tranche B Advances: 1.50%

Tranche C Advances: 1.75%

Tranche D Advances: 2.00%

Tranche E Advances: 2.00%.

        SECTION 3. Effective as of March 4, 2004, the definition of Collateral Value in Section 1 of the Agreement is hereby amended by amending the flush language at the beginning of such definition to read in its entirety as follows:

     “Collateral Value” shall mean (a) with respect to each Wet Loan, the product of the related Applicable Collateral Percentage times the original outstanding principal balance of such Wet Loan, and (b) with respect to each Mortgage Loan which is not a Wet Loan, the lesser of (i) the product of the related Applicable Collateral Percentage times the Market Value thereof and (ii) the product of the outstanding principal balance of such Mortgage Loan times (x) 100% with respect to any Eligible Mortgage Loan (other than a Document Deficiency Repurchased Mortgage Loan) as to which scheduled payments of principal and interest are not more than 59 days past due; or (y) 85% with respect to any Eligible Mortgage Loan (other than a Document Deficiency Repurchased Mortgage Loan) as to which scheduled payments of principal and interest are more than 59 days past due; or (z) 75% with respect to any Eligible Mortgage Loan which is a Document Deficiency Repurchased Mortgage Loan; provided that, notwithstanding the foregoing, the Collateral Value of any Mortgage Loan which secures a Tranche E Advance shall be equal to the lesser of (i) the product of the Applicable Collateral Percentage times the Market Value thereof, and (ii) 75% times the outstanding principal balance of such Mortgage Loan; provided, further that, the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

by amending sub-clause (2) to read in its entirety as follows:

(2) except with respect to a Document Deficiency Repurchased Mortgage Loan or an Early Payment Default Repurchased Mortgage Loan, which the Lender determines, in its reasonable discretion that such Mortgage Loan is not eligible for sale in the secondary market or for securitization without unreasonable credit enhancement;

by amending sub-clause (7) to read in its entirety as follows:

(7) except with respect to an Early Payment Default Repurchased Mortgage Loan, if the Mortgagor has not made its first payment on the related Mortgage Loan within forty-five days of its related Due Date;

by amending sub-clause (14) to read in its entirety as follows:

(14) except with respect to a Document Deficiency Repurchased Mortgage Loan, if, with respect to such Mortgage Loan, the Custodian is not in possession of all Required Documents and other Mortgage Loan documents required to be delivered pursuant to the Custodial Agreement including, but not limited to, (except with respect to Wet Loans): the original note with complete chain of endorsements or a lost note affidavit in form reasonably acceptable to the Lender; original mortgage or deed of trust with complete chain of assignments (such documents may be copies certified by the Borrower as sent for recordation); modification agreements; and a title policy, title commitment or preliminary title report;

by replacing the "." at the end of sub-clause (20) with a ";" and by adding the following new sub-clauses to the end of such definition:

(21) if such Mortgage Loan is a Document Deficiency Repurchased Mortgage Loan or an Early Payment Default Repurchased Mortgage Loan which has been subject to the terms of this Warehouse Agreement for more than 180 days;

(22) if such Mortgage Loan is an Early Payment Default Repurchased Mortgage Loans and the Collateral Value of such Early Payment Default Repurchased Mortgage Loan when added to the aggregate Collateral Value of all other Early Payment Default Repurchased Mortgage Loans exceeds, at any time, $5,000,000; or

(23) if such Mortgage Loan is a Document Deficiency Repurchased Mortgage Loan or an Early Payment Default Repurchased Mortgage Loan and the Collateral Value of such Document Deficiency Repurchased Mortgage Loan or Early Payment Default Repurchased Mortgage Loan when added to the aggregate Collateral Value of all other Document Deficiency Repurchased Mortgage Loans and Early Payment Default Repurchased Mortgage Loans exceeds, at any time, $10,000,000.

        SECTION 4. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by adding the following new definition of “Document Deficiency Repurchased Mortgage Loan” immediately following the definition of “Disbursement Account”:

          “Document Deficiency Repurchased Mortgage Loan” shall mean any Mortgage Loan which has been repurchased by the Borrower pursuant to the terms of any whole loan transfer or pass-through transfer due to document deficiencies which have been disclosed to the Lender and are acceptable to the Lender in its sole discretion;

        SECTION 5. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by adding the following new definition of “Early Payment Default Repurchased Mortgage Loan” immediately following the definition of “Due Diligence Review”:

          “Early Payment Default Repurchased Mortgage Loan” shall mean any Mortgage Loan which has been repurchased by the Borrower pursuant to the terms of any whole loan transfer or pass-through transfer due to a first or early payment default by the related Mortgagor;

        SECTION 6. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by deleting the definition of Tranche D Advance and replacing it with the following:

“Tranche D Advance” shall mean all Advances made in connection with the Document Deficiency Repurchased Mortgage Loans.

        SECTION 7. Effective as of March 4, 2004, Section 1 of the Agreement is hereby amended by deleting the definition of Tranche E Advance and replacing it with the following:

“Tranche E Advance” shall mean all Advances made in connection with the Early Payment Default Repurchased Mortgage Loans.

        SECTION 8. Effective as of March 4, 2004, Section 2.01 of the Agreement is hereby amended by deleting section (c) thereof.

        SECTION 9. Effective as of March 4, 2004, representation (b) on Schedule 1 of the Agreement is hereby amended to read in its entirety as follows:

(b)	Payments Current. Except with respect to any Early Payment Default Repurchased Mortgage Loan, the Mortgagor has made its first Monthly Payment within forty-five days of the related Due Date.

        SECTION 10. Effective as of March 4, 2004, representation (z) on Schedule 1 of the Agreement is hereby amended to read in its entirety as follows:

(z)	Delivery of Mortgage Documents. Except with respect to any Wet Loan or Document Deficiency Repurchased Mortgage Loan, the Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered under the Custodial Agreement for each Mortgage Loan have been delivered to the Custodian. With respect to each Wet Loan, the Custodian is in possession of all documents required to be delivered pursuant to the Custodial Agreement. The Borrower or its agent is in possession of a complete, true and materially accurate Mortgage File in compliance with the Custodial Agreement, except for such documents the originals of which have been delivered to the Custodian.

        SECTION 11. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 12. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 13. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 14. Governing Law. This Amendment Number Ten shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 15. Counterparts. This Amendment Number Ten may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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        IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Ten to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
(Borrower)

By _____________________________________________

Name: Jon D. Van Deuren Title: Senior Vice President, Finance

AAMES FUNDING CORPORATION
(Borrower)

By _____________________________________________

Name: Jon D. Van Deuren Title: Senior Vice President, Finance

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Lender)

By _____________________________________________

Name: Title: